UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Sysco Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder
Meeting to be Held on November 18, 2009

SYSCO CORPORATION
SYSCO CORPORATION
1390 ENCLAVE PARKWAY
HOUSTON, TX 77077-2099
ATTN: LEGAL DEPT.

Meeting Information

MeetingType:	Annual
For holders as of:	September 21, 2009
Date:      November 18, 2009     Time: 10:00 AM

Location:	The St. Regis Hotel 1919 Briar Oaks Lane Houston, Texas 77027
Meeting Directions: For meeting directions, please call 713-840-7600 or 877-787-3447
This notice of Internet availability of Proxy Materials also serves as notice of the meeting.
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The proxy statement is available at www.proxyvote.com. You may also request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make your request for a copy as instructed below on or before November 4, 2009 to facilitate timely delivery. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Phone: To vote by phone, go to www.proxyvote.com where the proxy materials and telephone voting instructions are available. You may also request a paper copy of the proxy materials and telephone voting instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” proposals 2, 3, 4, 5 and 6 and “AGAINST” proposal 7.
1.	Election of Directors to serve until the Annual Meeting of Stockholders in 2012

Nominees:
1a. Jonathan Golden

1b. Joseph A. Hafner. Jr.

1c. Nancy S. Newcomb

1d. Kenneth F. Spitler
2.	To approve the 2009 Non-Employee Directors Stock Plan;

3.	To authorize amendments to Sysco’s 2007 Stock Incentive Plan, as amended;
4.
To approve the material terms of, and the payment of compensation to certain executive officers pursuant to, the 2009 Management Incentive Plan, so that the deductibility of such compensation will not be limited by Section 162(m) of the Internal Revenue Code;

5.	To ratify the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2010;

6.	To consider and approve an advisory proposal relating to the company’s executive compensation philosophy, policies and procedures;

7.	To consider a stockholder proposal, if presented at the meeting, requesting that the Board of Directors adopt certain principles for health care reform; and

8.	To transact such other business as may properly come before the meeting or any adjournment thereof.